Exhibit 99.1

Eagle Nuclear Energy Provides First Quarter 2026 Corporate Update

RENO, NV – April 15, 2026 – Eagle Nuclear Energy Corp. (“Eagle” or the “Company”) (NASDAQ: NUCL), a next-generation nuclear energy company which owns the largest conventional, measured and indicated uranium deposit in the United States, today announced a corporate update and financial results for the first quarter of 2026, ending February 28, 2026.

Management Commentary

“During the first quarter, Eagle made significant progress as we completed our business combination with Spring Valley Aqcuisition Corp. II, commenced trading on the Nasdaq, and simultaneously advanced our flagship Aurora Uranium Project (“Aurora”)  site,” stated, Mark Mukhija, Eagle’s CEO. “In subsequent weeks, we have seen that momentum continue, led by the announcement of our drill program plan at Aurora which is scheduled to commence in July 2026. The 47 diamond drill hole program, collectively totaling 27,000 ft of drilling, advances one of the largest undeveloped uranium deposits in the U.S. toward a Pre-Feasibility Study (“PFS”), which is expected to be completed in the second half of 2027.”

“Alongside our drill program announcement, we have moved swiftly to secure drill rigs with a premier contactor in the mining industry and file permit applications that are essential to beginning the program,” said Mukhija. “Aurora anchors Eagle’s long-term strategy to develop an integrated nuclear energy platform combining domestic uranium resources with advanced SMR technology, and these steps move us closer to this goal.”

“We are excited about the path forward for Eagle and our positioning to help restore a secure domestic nuclear supply chain that addresses the rapid growth of electricity demand. We look forward to providing further updates as our progress continues.”

Recent Operational Updates

•	January 2026: Announced engagement with BBA USA Inc. (“BBA”) to develop a comprehensive “Gap Analysis” study designed to address data gaps at Aurora in order to advance the Project toward a PFS. BBA designed and optimized the number, location, and orientation of drill holes to achieve critical objectives in the completion of the PFS.
•	February 2026: Completed business combination (the “Business Combination”) with Spring Valley Acquisition Corp. II (“SVII”). This resulted in the new combined company, Eagle Nuclear Energy Corp., commencing trading on the Nasdaq on February 25, 2026 under the ticker symbol “NUCL”.
•	March 2026: Selected SLR International Corporation (“SLR”) to lead the permitting effort at Aurora. The engagement with SLR initially focused on filing permit applications with the federal Bureau of Land Management (“BLM”) and the Oregon Department of Geology and Mineral Industries (“DOGAMI”) for approval of the Aurora drill program. Additionally, we joined the Uranium Producers of America (“UPA”). Membership in UPA highlights Eagle’s commitment to strengthening America’s domestic uranium supply.
•	April 2026: Announcement of drill program, engagement with Harris Exploration Drilling & Associates Inc. to provide the drill rigs that will be used to complete the drill program at Aurora. Formally filed our permit applications with BLM and DOGAMI. All of these actions have advanced Eagle towards a pre-feasibility study and development of our Aurora site.

Liquidity and Balance Sheet

At February 28, 2026, the Company had a cash balance of $31.3 million and no outstanding interest-bearing debt, with liabilities consisting primarily of operating obligations.

Additional detail on the Company’s quarterly financial results can be found in the recent 10-Q filed with the SEC on April, 15, 2026.

About Eagle Nuclear Energy Corp.

Eagle Nuclear Energy Corp. is a next-generation nuclear energy company that combines domestic uranium exploration with exclusive Small Modular Reactor (SMR) technology. The Company owns the largest conventional, measured and indicated uranium deposit in the United States, located in southeastern Oregon. This includes the Aurora deposit, with 32.75Mlbs Indicated and 4.98Mlbs Inferred (SK-1300 TRS) of near-surface uranium resource, and the adjacent Cordex deposit, which offers significant potential to expand the project’s overall resource inventory. By integrating advanced SMR technology with a sizeable uranium asset, Eagle is building an integrated nuclear platform positioned to help restore American leadership in the global nuclear industry.

For more information about Eagle Nuclear Energy Corp., visit www.eaglenuclear.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are also forward-looking statements. In some cases, you can identify forward-looking statements by words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “preliminary,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, Eagle’s, or its management team’s expectations concerning the Business Combination and expected benefits thereof; the outlook for Eagle’s business; the ability to execute Eagle’s strategies and reach permitting and operational milestones timely or at all; projected and estimated financial performance; anticipated industry trends; the future price of minerals; future capital expenditures; success of exploration activities; mining or processing issues; government regulation of mining operations; and environmental risks; as well as any information concerning possible or assumed future results of operations of Eagle. The forward-looking statements are based on the current expectations of the management teams of Eagle, and are inherently subject to uncertainties and changes in circumstance and their potential effects. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) market risks; (ii) the effect of the Business Combination on Eagle’s business relationships, performance, and business generally; (iii) risks that the Business Combination disrupts current plans of Eagle and potential difficulties in its employee retention as a result of the Business Combination; (iv) the outcome of any legal proceedings that may be instituted against Eagle related to the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination; (vi) the inability to maintain the listing of Eagle’s securities on Nasdaq Capital Market or a comparable exchange; (vii) the risk that the price of Eagle’s securities may be volatile due to a variety of factors, including changes in laws, regulations, technologies, natural disasters or health epidemics/pandemics, national security tensions, and macro-economic and social environments affecting its business; (viii) fluctuations in spot and forward markets for lithium and uranium and certain other commodities (such as natural gas, fuel oil and electricity); (ix) restrictions on mining in the jurisdictions in which Eagle operates; (x) laws and regulations governing Eagle’s operation, exploration and development activities, and changes in such laws and regulations; (xi) Eagle’s ability to obtain or renew the licenses and permits necessary for the operation and expansion of its existing operations and for the development, construction and commencement of new operations; (xii) risks and hazards associated with the business of mineral exploration, development and mining (including environmental hazards, potential unintended releases of contaminants, industrial accidents, unusual or unexpected geological or structural formations, pressures, cave-ins and flooding); (xiii) inherent risks associated with tailings facilities and heap leach operations, including failure or leakages; the speculative nature of mineral exploration and development; the inability to determine, with certainty, production and cost estimates; inadequate or unreliable infrastructure (such as roads, bridges, power sources and water supplies); (xiv) environmental regulations and legislation; (xv) the effects of climate change, extreme weather events, water scarcity, and seismic events, and the effectiveness of strategies to deal with these issues; (xvi) risks relating to Eagle’s exploration operations; (xvii) fluctuations in currency markets; (xviii) the volatility of the metals markets, and its potential to impact Eagle’s ability to meet its financial obligations; (xix) disputes as to the validity of mining or exploration titles or claims or rights, which constitute most of Eagle’s property holdings; (xx) Eagle’s ability to complete and successfully integrate acquisitions; (xxi) increased competition in the mining industry for properties and equipment; (xxii) limited supply of materials and supply chain disruptions; (xxiii) relations with and claims by indigenous populations; (xxiv) relations with and claims by local communities and non-governmental organizations; and (xxv) the risk that other capital needed by Eagle may not be raised on favorable terms, or at all. The foregoing list is not exhaustive, and there may be additional risks that Eagle presently does not know or that Eagle currently believes are immaterial. You should carefully consider the foregoing factors, any other factors discussed in this press release and the other risks and uncertainties described in the registration statement on Form S-1 originally filed by Eagle with the SEC on March 19, 2026, and any amendments or supplements thereto, and those discussed and identified in other filings made with the SEC by Eagle from time to time, which may be found on the SEC’s website at www.sec.gov. Eagle cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth in this press release speak only as of the date of this press release. Eagle undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that Eagle will make additional updates with respect to that statement, related matters, or any other forward-looking statements.

Investor Relations Contact:

775-335-2029

Investors@eaglenuclear.com

Media Relations Contact:

Gateway Group

Zach Kadletz, Brenlyn Motlagh

949-574-3860

EAGLE@Gateway-grp.com